Exhibit 10.51

TRA. 0414-05/N

LEASE AGREEMENT

WITNESSETH HEREBY the document issued in two (2) counterparts, whereby legal and binding force is given to the LEASE AGREEMENT entered into by and between María A. DE OLAZÁBAL OVIEDO DE PREBLE, identified by National Identity Card (DNI) 07273415, with usual residence at Avenida El Golf Los Inkas 951, Dpto. 301, Santiago de Surco, hereinafter referred to as THE LESSOR, and MINERA PERÚ COPPER SYNDICATE S.A., identified by Tax ID Number (RUC) 20506675457, with registered office at Av. San Borja Norte 1302, San Borja, acting by and through by Angel ÁLVAREZ ANGULO, engineer, identified by National Identity Card (DNI) 07276927, as per power of attorney filed with the Registry of Companies of the Public Records Office in and for Lima under Entry 11532703, hereinafter referred to as THE LESSEE, under the following terms and conditions:

ONE: THE LESSOR hereby leases to THE LESSEE the apartment owned by her, located at Av. Aurelio Miro Quesada 292, Departamento 201 and the respective garage, District of San Isidro, Province and Department of Lima, and duly filed with the Real Estate Property in and for Lima under Cards 97599 and 97585.

TWO: THE LESSOR hereby leases to THE LESSEE the furnished apartment and garage mentioned in the preceding clause to be used as dwelling, being strictly prohibited to use it for purposes other than the aforementioned one. Therefore, THE LESSEE may not sublease the real property, either in whole or in part, or dispose of the furniture and fixtures subject matter hereof, neither may THE LESSEE convey it to third parties. Failure to comply with these obligations shall give rise to the automatic termination of this Lease Agreement.

THREE: The term hereof is ONE (01) calendar year for both parties, starting from June 1, 2004 and ending on May 31, 2005, being binding upon both parties. This Agreement may be renewed upon expiry of the term thereof for one additional year, for which purpose THE LESSEE shall send a notarized letter to THE LESSOR at least two (2) months in advance of the expiry of the term hereof.

FOUR: The monthly rental mutually agreed is US$800 (Eight Hundred US Dollars), which shall be deposited, without prior request, on the first day of each month in the foreign currency account 100-0008054089 held by María A. PREBLE at INTERBANK, as indicated by THE LESSOR.

FIVE: THE LESSOR shall deliver to THE LESSEE the receipt evidencing payment of the monthly rental within three (3) days following the date stated in the tax calendar of the National Superintendency of Tax Administration (SUNAT) and after the respective collection.

SIX: Failure to pay two (2) consecutive monthly rentals shall give rise to the termination hereof. THE LESSOR may evict THE LESSEE, collect the rentals accrued and demand a compensation for the damages caused by the noncompliance with this clause.

SEVEN: THE LESSEE represents that it has received the apartment fully furnished, in good order and repair, with its complete services, as detailed in the attached inventory, which forms an integral part hereof as EXHIBIT 1, and undertakes to return it in the same conditions as received, except for the normal wear and tear. It is the responsibility of THE LESSEE to maintain the apartment, furniture, electrical appliances, ornaments and fixtures in good order and repair, promptly making any electrical repairs required by the water and sewage pipes and for any minor damages caused by the normal wear and tear or an undue use.

Likewise, THE LESSEE shall be exclusively responsible for any failure or damage to the apartment and/or its facilities, furniture and fixtures, caused either by a mistake, negligence or fraud attributable to THE LESSEE and/or the persons under its care or service.

EIGHT: THE LESSEE may only make modifications to the leased apartment with the prior consent of THE LESSOR, which shall be made on the exclusive account of THE LESSEE. Any improvement shall inure to the benefit of the apartment, except for those improvements that may be dismantled without damaging the property, and THE LESSOR shall not be under the obligation to make any payment or reimbursement therefor. Upon expiry hereof, THE LESSEE must remove, on its own account, all modifications and installations made by it with the authorization of THE LESSOR and must return the furnished apartment in the same conditions as received, unless otherwise agreed with THE LESSOR.

NINE: THE LESSOR does not assume any responsibility for any accident that may occur inside the apartment and this responsibility shall be solely and exclusively assumed by THE LESSEE.

TEN: THE LESSEE shall bear the payment of the services of electricity, water, cable, Internet, surveillance, municipal police, parks and gardens, municipal taxes, citizenship’s safety and all taxes, either created or to be created during the term hereof, affecting the use of the apartment. THE LESSOR shall pay the Property Tax or any other levy, either created or to be created, for which it is liable.

ELEVEN: It is expressly and formally agreed that, if THE LESSEE desires to terminate this Agreement prior to the expiry of the stipulated term, THE LESSEE must notify this fact by means of a written notarized letter at least thirty (30) days in advance. Furthermore, THE LESSEE binds itself to pay the amount corresponding to two (2) rentals as compensation for loss of profit and on account of all respective items.

TWELVE: Should THE LESSEE fail to vacate the apartment after expiry of the term established in Clause Three without the parties having agreed in writing on the renewal thereof, THE LESSEE undertakes to pay, in addition to the monthly rental stated in Clause Four and as penalty, the amount of US$30 (Thirty US Dollars) per day during the time the apartment continues to be occupied, without prejudice to the right of THE LESSOR to file the pertinent legal actions seeking to obtain the immediate eviction of the property.

THIRTEEN: Upon execution of this Agreement, THE LESSEE shall deliver to THE LESSOR the amount of US$800 (Eight Hundred US Dollars) as advance payment for one monthly rental, by means of a check drawn to the order of María A. PREBLE, as expressly indicated by THE LESSOR. This payment shall be considered final and this constitutes an agreement contrary to the provisions of Article 1233 of the Civil Code.

FOURTEEN: Both parties expressly agree to submit themselves to the jurisdiction of the Judges in and for Lima for all purposes hereof, establishing as the registered office of THE LESSOR that indicated in the introduction of this Agreement and as the registered office of THE LESSEE Av. San Borja Norte 1302, District of San Borja. If a change of address is not notified as indicated, any and all communications and judicial and notarized notices served to the domicile validly designated in this Clause shall be deemed to have been validly delivered.

FIFTEEN: THE LESSOR shall deliver the real property to THE LESSEE on June 1, 2004.

IN WITNESS WHEREOF, the parties hereto signed this Agreement in two (2) counterparts this 28th day of May, 2004.

THE LESSOR

(By) (signed) María A. Preble

THE LESSEE

(By) (signed) Ángel Álvarez Angulo

BA/MA/mcp

270414K5.20

EXHIBIT 1

LIST OF ASSETS - Apartment of Charles & Maria Preble

Miro Quesada 292 Dept. 201

Department:	Finance & Accounting
By:	Andrea Vizcarra

Number	Code	Description	Label	Location
2		Picture		Entrance hall
1		Carpet		Entrance hall
1		White drape		Entrance hall
1		Ceiling glass candelabra		Entrance hall
1		Wash basin		Visitors bathroom
1		Watercloset		Visitors bathroom
1		Trashcan		Visitors bathroom
1		Beige towell		Visitors bathroom
1		Plastic Soap holder		Visitors bathroom
1		Glass shelf		Visitors bathroom
1		Mirror		Visitors bathroom
3		Mirror light		Visitors bathroom
1		Artificial flower bouquet		Visitors bathroom
6		Wood chair with cloth		Dinning room
1		Wood table		Dinning room
1		Wooden pedestal		Dinning room
2		White double drape		Dinning room
1		Silver trophy		Dinning room
1		Wooden bar		Dinning room
1		Wooden furniture		Dinning room
1		Mirror with white wooden borders		Dinning room
1		White telephone	Telefónica	Dinning room
1		Picture		Dinning room
1		Ceiling glass candelabrum		Dinning room
6		Glass		Dinning room
2		Small glass container		Dinning room
1		Candle extinguisher		Dinning room

1	White table cloth		Dinning room
1	Wood table		Living room
2	Glass candelabrum		Living room
1	Turttle glass ornament		Living room
1	Wood ornament		Living room
1	Sofa, large		Living room
2	Sofa, small		Living room
1	Wood chair with beige cloth		Living room
6	Beige cloth cushion		Living room
1	Beige carpet		Living room
2	Wood table		Living room
1	Mirror wall		Living room
2	glass lamp		Living room
1	Wooden glass holder		Living room
1	Foot lamp		Living room
1	Wood table with marble		Living room
1	Wooden oval style table		Living room
1	Beige table cloth		Living room
1	Bronze candelabra		Living room
1	Glass box for bombons		Living room
1	Glass flower base		Living room
1	Wood dressing table		Living room
3	Wooden candelabrum		Living room
1	Picture		Living room
1	White double drape		Living room
1	Wooden ornament		Living room
1	ceramic ornament		Living room
1	Picture		Kitchen
1	Intercomunicator		Kitchen
1	Square table		Kitchen
1	White wood chair with cloth		Kitchen
1	Napkin holder		Kitchen
1	Water holder		Kitchen
1	Wood bread basquet		Kitchen
1	White waffler machine	Imaco	Kitchen
1	White toaster	Oster	Kitchen

1	Beige refrigerator	Kenmore	Kitchen
1	Metal oiler		Kitchen
1	Beige kitchen with four pans and one oven		Kitchen
1	White electric boiler	Oster	Kitchen
1	Black coffee machine	Braun	Kitchen
1	White plastic trashcan		Kitchen
1	White drape		Kitchen
1	White dinner set holder		Kitchen
2	Wooden tray		Kitchen
4	Ceramic bottle with wood		Kitchen
1	Marble cheese holder		Kitchen
1	Black ceramic container		Kitchen
2	Beige beerglass		Kitchen
8	Wine glass		Kitchen
23	Waterglass		Kitchen
8	Blue individual table cloth		Kitchen
5	Kitchen cloth for drying dishes		Kitchen
8	White ceramic plate		Kitchen
8	White ceramic soupplate		Kitchen
1	White ceramic boiler		Kitchen
1	Pink pirex		Kitchen
2	Glass pirex		Kitchen
1	Glass jar		Kitchen
1	Wooden cheese holder		Kitchen
1	White suggarcup		Kitchen
2	White fluorecent light		Kitchen
5	Ornament (over the kitchen furniture)		Kitchen
3	Metal pot		Kitchen
1	Frying pan		Kitchen
1	Long glass pirex		Kitchen
1	Long metal molde		Kitchen
4	Tupper		Kitchen
11	Metal knife		Kitchen
6	Metal spoon		Kitchen
16	Metal fourk		Kitchen
15	Metal teaspoon		Kitchen

1	White knife, spoon, fourk and teaspoon holder	Rubbermaid	Kitchen
5	Kitchen utenciles		Kitchen
1	Metal cheese grater		Kitchen
1	White shaker	Oster	Kitchen
2	Plastic colander		Kitchen
8	White ceramic cup		Kitchen
8	White ceramic bread plate		Kitchen
8	White ceramic cup plate		Kitchen
2	White ceramic pirex		Kitchen
3	Glass recipient		Kitchen
1	Yellow pirex		Kitchen
1	Beige cloth dryer	Kenmore	Laundry
1	Beige washing machine	Kenmore	Laundry
1	Water heater		Laundry
1	Iron furniture		Laundry
1	White drape		Laundry
2	Black folding bed		Service room
2	White heater	EWT GERMANY	Service room
1	White iron	Black&Decker	Service room
1	White fan	Universal 2000	Service room
1	Beige drape		Service room
1	White wooden bureau		Service room
1	Blue vacuum cleaner	Electrolux	Service room
3	Broom		Service room
1	Watercloset		Service bathroom
1	Wash basin		Service bathroom
1	White plastic trashcan		Service bathroom
2	Plastic pail		Service bathroom
3	Broom		Service bathroom
1	Dust gatherer		Service bathroom
1	Mirror with blue borders		Service bathroom
3	Picture		Distribution Hall
1	Ceiling glass candelabrum		Distribution Hall
2	Beige wooden single bed		Bedroom
1	Beige wooden nighttable		Bedroom
1	Beige lamp		Bedroom

1	Beige telephone	NEC	Bedroom
1	Black television	SHARP	Bedroom
1	Black remote control	SHARP	Bedroom
2	Ceramic ash tray		Bedroom
1	Dressing table with three drawers		Bedroom
1	Mirror with beige wooden borders		Bedroom
1	Beige wooden chair with cloth		Bedroom
2	Beige double drape		Bedroom
1	Beige plastic trashcan		Bedroom
1	Blue carpet		Bedroom
1	Picture		Bathroom
1	Wash basin		Bathroom
1	Watercloset		Bathroom
1	Beige plastic trashcan		Bathroom
1	Green carpet		Bathroom
2	Spot light		Bathroom
1	Ceiling glass lamp		Bathroom
2	Picture		Master bedroom
2	Wood nighttable		Master bedroom
2	Lamp		Master bedroom
1	White telephone	NEC	Master bedroom
1	Wooden twin bed		Master bedroom
1	Wooden chair with cloth		Master bedroom
1	Plastic folding table		Master bedroom
1	White fan	Mirray	Master bedroom
1	Wooden furniture		Master bedroom
2	Beige double drape		Master bedroom
1	Mirror wall		Master bedroom
1	Television	Panasonic	Master bedroom
1	VHS	Sony	Master bedroom
1	Remote control	Panasonic	Master bedroom
1	Beige carpet		Master bedroom
1	Watercloset		Master bathroom
1	Labatory		Master bathroom
1	Bidet		Master bathroom
3	White ceramic ornament		Master bathroom

1	Blue glass flower base		Master bathroom
1	White carpet		Master bathroom
1	Beige plastic trashcan		Master bathroom
1	Pink bathroom drape		Master bathroom
1	Brown hairdryer	Vidal Sassoon	Master bathroom
2	Spot light		Master bathroom
1	Ceiling glass lamp		Master bathroom
1	Wooden book shelf		Study
1	Wooden desktop with four drawers		Study
1	Computer desktop		Study
1	White telephone	Panasonic	Study
1	Grey desktop lamp		Study
1	Wooden trashcan		Study
1	White wooden chair with cloth		Study
1	White double drape		Study
1	Wooden furniture with shelfs		Study
1	Black swivel chair		Study
1	Flat computer monitor	Samsung	Study
2	White speakers	Genius	Study
1	Printer	HP PSC 1210	Study
1	CPU	LG	Study
1	Black box for internet connection (Speedy)	Telefónica	Study
1	Beige carpet fixed to the floor		Study